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                        PHYSICIAN CORPORATION OF AMERICA

                          QUARTERLY REPORT ON FORM 10-Q
                        FOR QUARTER ENDED MARCH 31, 1996

                                  EXHIBIT INDEX


             10.1  Amendment to Credit Agreement dated April 5, 1996

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                                                  EXHIBIT 10.1




                       THIRD AMENDMENT TO CREDIT AGREEMENT


          THIRD AMENDMENT TO CREDIT AGREEMENT dated as of April 5, 1996 (this "Amendment") among Physician Corporation of America (the "Borrower"), the banks listed on the signature pages hereof (the "Lenders"), Citibank, N.A., as issuing bank (the "Issuing Bank"), and Citibank, N.A., as agent for the Lenders and Issuing Bank (the "Agent").

PRELIMINARY STATEMENTS:

          1. The Borrower, the Lenders, the Issuing Bank and the Agent are parties to that certain Revolving Credit Agreement dated as of October 27, 1994, as amended by an Amendment to Credit Agreement and Consent to Acquisition dated as of September 22, 1995 and by a Second Amendment to Credit Agreement dated as of March 29, 1996 (such Revolving Credit Agreement, as so amended and as further amended, supplemented or otherwise modified and in effect from time to time being the "Credit Agreement"). Capitalized terms defined in the Credit Agreement and not otherwise defined herein are used herein as therein defined; and capitalized terms defined in Section 2 hereof are used elsewhere herein as so defined (without regard to the conditions to effectiveness in Section 5 hereof).

          2. The Borrower has requested that the Issuing Bank and the Majority Lenders grant an extension of the deadline for delivery of the opinion provided for in Section 8(b)(ii) of the Second Amendment and agree to certain amendments of the Credit Agreement as set forth below. The Issuing Bank and Majority Lenders are willing to grant such extension and agree to such amendments, in each case on the terms and subject to the conditions hereof.

          NOW, THEREFORE, in consideration of the premises and mutual agreements set forth herein, the parties hereto agree as follows:

          SECTION 1. AGREEMENTS. Notwithstanding anything to the contrary contained in the Second Amendment, the Borrower shall not be required to comply with Section 8(b)(ii) of the Second Amendment, PROVIDED, HOWEVER, that, not later than April 9, 1996, the Borrower shall cause to be delivered to the Agent, Issuing Bank and Lenders, an opinions of Fulbright & Jaworski LLP, special outside regulatory matters, in form and substance satisfactory to the Agent.

          SECTION 2. AMENDMENTS TO CREDIT AGREEMENT. (a) The definition of "Loan Documents" set forth in Section 1.01 of the Credit Agreement is hereby amended in its entirety so as to read in full as follows:

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               "'LOAN DOCUMENTS' means this Agreement, the Notes, the Fee
          Letter, the Second Amendment, the Third Amendment, the Borrower Pledge Agreement and each of the Guaranties, Security Agreements and other documents (other than the Intercompany Subordination Agreement) delivered by the Borrower or any of its Subsidiaries pursuant to Section 6 of the Second Amendment, in each case as amended, supplemented or otherwise modified from time to time."

          (b) Section 1.01 of the Credit Agreement is hereby amended by the addition of the following definitions thereto:

          "THIRD AMENDMENT" means the Third Amendment to Credit Agreement dated as of April 5, 1996 among the Borrower, the Lenders parties thereto, the Issuing Bank and the Agent.

          (c) Clause (vi) of Section 6.02(c) of the Credit Agreement is hereby amended in its entirety so as to read in full as follows:

          "(vi)     Debt owed by any Subsidiary of the Borrower that is not a
     Collateral Party to any other Subsidiary of the Borrower that is not a Collateral Party,"

          (d) Section 6.02(I) of the Credit Agreement is hereby amended in its entirety so as to read in full as follows:

          "(i) INVESTMENTS IN OTHER PERSONS. Make, or permit any of its Subsidiaries to make, any loan or advance or gift to, or investment in, any other Person, or purchase or otherwise acquire, or permit any of its Subsidiaries to purchase or otherwise acquire, any shares of capital stock, obligations or other securities, or make any capital contribution to, or otherwise invest in, any other Person, EXCEPT for (i)(A) Cash Equivalents and (B) investments by the Borrower or any of its Subsidiaries in compliance with the Investment Policy and Guidelines applicable to the Borrower and its Subsidiaries, as approved by the Borrower's Board of Directors and in effect from time to time (exclusive, however, of any investment otherwise permitted thereunder that is comprised of a loan or advance of a type referred to in clause (ii) or (iii) of this Section 6.02(i) or is otherwise a loan or advance to or an investment in the Borrower or any of its Subsidiaries), (ii)(A) loans or advances by any Subsidiary of the Borrower that is not a Collateral Party to any other Subsidiary of the Borrower that is not a Collateral Party and (B) capital contributions by the Borrower to any HMO Subsidiary or Insurance Subsidiary whose stock and debt are pledged as Collateral under the Borrower Pledge Agreement (whether as of or after the Second Amendment Effective Date) solely to the extent, however, that such capital contributions are necessary to enable such HMO Subsidiary or Insurance Subsidiary, as the case may be, to maintain, but not exceed, a level of 105% of the amount of HMO Regulatory Tangible Net Equity or Insurance Regulatory Tangible Net Equity required under the HMO Regulations or Insurance Regulations, as the case may be, applicable to


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     such HMO Subsidiary or Insurance Subsidiary and (iii) loans to employees in connection with housing relocations; PROVIDED, that, the aggregate outstanding principal amount thereof does not at any time exceed $250,000 loaned to any one individual or $2,000,000 in the aggregate."

          (e) Section 7.01(s) of the Credit Agreement is hereby amended in its entirety so as to read in full as follows:

          (s)  the Borrower shall fail to comply with (i) any obligation in
     Section 8(b) of the Second Amendment (after giving effect to Section 1 of the Third Amendment) or (ii) any obligation in Section 1 of the Third Amendment; or"

          SECTION 3. REPRESENTATIONS AND WARRANTIES. The Borrower hereby represents and warrants as follows:

          (a) All representations and warranties of the Borrower contained in the Credit Agreement, both before and after giving effect to Section 2 hereof, are true in all material respects as of the date hereof (except for any such representation or warranty (or portion thereof) that is qualified by reference to a specific materiality standard, in which case such representation or warranty is true in all respects as of the date hereof).

          (b) Without limiting the representations and warranties made in subsection (a) above or in the Credit Agreement, no authorization, consent, approval or other action by, and no notice to or filing with, any HMO Regulator or Insurance Regulator is required for, and no HMO Event, Insurance Event or violation of the HMO Regulations or Insurance Regulations would result from, the due execution, delivery or performance by the Borrower or any Loan Party of this Amendment.

          SECTION 4. REFERENCE TO AND EFFECT ON LOAN DOCUMENTS. (a) On and after the date hereof, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein", or words of like import referring to the Credit Agreement, and each reference to Credit Agreement in the other Loan Documents, shall mean and be a reference to the Credit Agreement as amended hereby.

          (b) Except as specifically amended under Section 2 hereof or modified by the agreements under Section 1 hereof, each of the Credit Agreement and each other Loan Document shall remain in full force and effect and is hereby ratified and confirmed PROVIDED, HOWEVER, that after the effectiveness of this Amendment the Borrower shall not be required to maintain in effect the Intercompany Subordination Agreement, and the parties hereto acknowledge that the Intercompany Subordination Agreement is being terminated.

          (c) The Borrower acknowledges and agrees that, except to the extent specifically amended under Section 2 hereof or modified by the agreements under
Section 1

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hereof, it is obligated to comply with each and every term, covenant, agreement and condition applicable to it under the Credit Agreement or the other Loan Documents. The execution, delivery and effectiveness of this Amendment shall not otherwise operate as a waiver of any right, remedy or privilege of any Lender, the Issuing Bank or the Agent under the Credit Agreement or any other Loan Document, any and all of which rights, remedies and privileges are reserved.

          SECTION 5. CONDITIONS OF EFFECTIVENESS. Sections 1 and 2 of this Amendment shall become effective as of the date hereof when and only when the Agent shall have received counterparts of this Amendment duly executed by the Borrower, the Issuing Bank and the Majority Lenders.

          SECTION 6. COUNTERPARTS. This Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which, when so executed and delivered, shall be an original, but all such counterparts shall together constitute one and the same agreement.

          SECTION 7. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

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          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized, as of the date first above written.

                              THE BORROWER:

                              PHYSICIAN CORPORATION OF AMERICA


                              By: /s/ Clifford Donnelly
                                  ------------------------------------
                                  Name:  Clifford Donnelly
                                  Title:  Treasurer


                              THE LENDERS AND ISSUING BANK:

                              CITIBANK, N.A., as Lender and as Issuing Bank


                              By:
                                  ------------------------------------
                                  Name:
                                  Title:


                              FIRST UNION NATIONAL BANK OF NORTH CAROLINA


                              By:
                                  ------------------------------------
                                  Name:
                                  Title:


                              NATIONSBANK OF TENNESSEE


                              By:
                                  ------------------------------------
                                  Name:
                                  Title:


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                              BOATMEN'S FIRST NATIONAL BANK OF KANSAS CITY


                              By:
                                  ------------------------------------
                                  Name:
                                  Title:


                              SUNTRUST BANK, MIAMI, N.A.


                              By:
                                  ------------------------------------
                                  Name:
                                  Title:


                              THE BANK OF NOVA SCOTIA


                              By:
                                  ------------------------------------
                                  Name:
                                  Title: